ASSIGNMENT OF LEASE


STATE OF TEXAS

COUNTY OF DALLAS

      This Assignment of Lease is made by and between VR PARTNERS I, L.P., a Texas limited partnership ("Assignor"), and AEI Net Lease Income & Growth Fund XIX Limited Partnership, as to an undivided fifty percent (50.0%) interest as a tenant in common, and AEI Net Lease Income & Growth Fund XX Limited Partnership, as to an undivided fifty percent (50.0%) interest as a tenant in common (together, collectively the "Assignee").

                           WITNESSETH:

      Assignor (or its predecessors in interest) has heretofore entered into that certain Lease (the "Lease") with Tractor Supply Company, as tenant (the "Tenant") dated September 16, 1997, as amended by that certain Amendment No. 1 dated December 15, 1997, which Lease covers the Property located at 1740 N. Beltline Road, Mesquite, Texas as more particularly described on Exhibit "A" attached hereto and made a part hereof (the "Property"). A copy of the Lease is attached hereto as Exhibit "B" and made a part hereof.

      As part of a simultaneous sale by Assignor and purchase by Assignee of the Property, Assignee desires to purchase from Assignor, and Assignor desires to sell and assign to Assignee, the Lease and the leasehold estate created thereby.

     Assignor is the Landlord under the Lease with full right and title to assign the Lease and the rent to Assignee as provided herein. The Lease is valid, in full force and effect and has not been modified or amended, except as shown in Exhibit "B" attached hereto and made a part hereof. To Assignor's actual knowledge, there is no default by Tenant under the Lease and no rent has been waived.

     NOW, THEREFORE, for and in consideration of the premises and the agreements and covenants herein set forth, together with the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration this day paid and delivered by Assignee and Assignor, the receipt and sufficiency of all of which by Assignor are hereby confessed and acknowledged, Assignor does hereby ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee all of Assignor's right, title and interest in and to all of the Lease and the leasehold estates created thereby, and all of the rights, benefits and privileges of the landlord thereunder, including without limitation an amount of cash equal to all security deposits and prepaid rentals made under the Lease and not forfeited, credited or returned to Tenant, but subject to all terms, conditions, reservations and limitations set forth in the Lease.

      TO HAVE AND TO HOLD the Lease unto Assignee, its successors and assigns, and Assignor does hereby bind itself and its successors to WARRANT and FOREVER DEFEND the Lease unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or attempting to claim same, or any part thereof.

      It is specifically agreed that Assignor shall not be responsible to the Tenant under the Lease for the discharge and performance of any and all duties and obligations to be performed and/or discharged by the landlord thereunder, which shall accrue or be performable from and after the date hereof. Assignee hereby agrees to indemnify and hold Assignor harmless from and against any and all loss, liability, claims or causes of action asserted by the Tenant under the Lease arising out of or relating to causes of action accruing from and after the date hereof from a breach of the obligations of the landlord under the Lease.

      Assignor hereby agrees to indemnify and hold Assignee harmless from and against any and all loss, liability, claims or causes of action asserted by the Tenant under the Lease arising out of or relating to causes of action arising prior to the date hereof from a breach of the obligations of the landlord under the Lease.

      All of the covenants, agreements, terms and conditions set forth herein shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

     Assignor shall direct the tenant and any successor tenant under the Lease to pay to Assignee the Rent and all other monetary obligations due or to become due under the Lease for the period beginning on the Effective Date.

     This Assignment shall be governed by and construed in accordance with the laws of the state of Texas.

     All   rights  and  obligations  of  Assignee  and   Assignor
hereunder shall be binding upon and inure to the benefit of Assignor, Assignee and the heirs, successors and assigns of each such party.

     This Assignment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Assignment may be detached from any counterpart of this Assignment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more additional signature pages.


     IN WITNESS WHEREOF, Assignor and Assignee have executed this
Assignment of Lease this the ___ day of March, 2006.

                                   ASSIGNOR:

                                   VR PARTNERS I, L.P.

                                   By: VR Partners, Inc., General Partner


                                   By: /s/ William DeMuth
                                           William DeMuth, President
STATE OF TEXAS          )
                        ) ss.
COUNTY OF DALLAS        )


     This instrument was acknowledged before me on the 7th day of March, 2006, by William DeMuth, acting in his capacity as President of VR Partners, Inc., General Partner of VR PARTNERS I, L.P., A Texas Limited Partnership, and on behalf of said Partnership.


[Notarial Seal]
                                   /s/ Janine N Barber
                                   Notary Public, State of Texas
                                   My Commission Expires:


           [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]


                            ASSIGNEE:

                                    AEI NET LEASE INCOME & GROWTH
                                    FUND XIX LIMITED PARTNERSHIP,
                                    a Minnesota limited partnership

                                   By: AEI Fund Management XIX, Inc.,
                                       a Minnesota corporation,
                                       its General Partner


                                   By:  /s/ Robert P Johnson
                                            Robert  P. Johnson, its President

STATE OF MINNESOTA       )
                         ) ss.
COUNTY OF RAMSEY         )

The foregoing was acknowledged before me this ____ day of March, 2006, by Robert P. Johnson, in his capacity as the President of AEI Fund Management XIX, Inc., a Minnesota corporation, the General Partner of AEI Net Lease Income & Growth Fund XIX Limited Partnership, a Minnesota limited partnership, who acknowledged the execution of the foregoing instrument to be the voluntary act and deed of said corporation by authority of its board of directors on behalf of the partnership.

[Notarial   Seal]             /s/  Jennifer L Schriner
                              Print Name: Jennifer L Schriner
                              My Commission Expires: 1/31/2010


           [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]



                                   AEI  NET LEASE INCOME & GROWTH
                                   FUND XX LIMITED PARTNERSHIP,
                                   a  Minnesota limited partnership

                                   By: AEI Fund Management XX, Inc.,
                                       a Minnesota corporation,
                                       its General Partner


                                   By: /s/ Robert P Johnson
                                           Robert  P. Johnson, its President
STATE OF MINNESOTA       )
                         ) ss.
COUNTY OF RAMSEY         )

The foregoing was acknowledged before me this ____ day of March, 2006, by Robert P. Johnson, in his capacity as the President of AEI Fund Management XX, Inc., a Minnesota corporation, the General Partner of AEI Net Lease Income & Growth Fund XX Limited Partnership, a Minnesota limited partnership, who acknowledged the execution of the foregoing instrument to be the voluntary act and deed of said corporation by authority of its board of directors on behalf of the partnership.

[Notarial Seal]                  /s/ Jennifer L Schriner
                              Print Name:  Jennifer L Schriner
                              My Commission Expires: 1/31/2010



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                             EXHIBIT A

                         Legal description

Being Lot 3, in Block 2 of Belt Line U.S. 80 Addition, an Addition to the City of Mesquite, Dallas County, Texas, according to the Map thereof recorded in Volume 98001, Page 61, of the Map Records of Dallas County, Texas and being more particularly described as follows:

Being a tract of land in the Robert Bethrum Survey, Abstract No. 170 and being all of Lot 3, Block 2, Belt Line US 80 Addition, an addition to the City of Mesquite, recorded in Volume 98001, Page 61, Map Records of Dallas County, Texas and being more particularly described as follows:

Beginning at a 1/2 inch iron rod set with a red plastic cap stamped WAI for corner in the easterly right of way of Belt Line Road, (100' ROW), and said iron being the southwesterly corner of Lot 2, Block 2 of said Belt Line US 80 Addition, recorded in Volume 86144, Page 1792, Map Records of Dallas County,
Texas;

THENCE, departing from said Belt Line Road, along the southerly line of said Lot 2, Block 2, South 87 degrees 27 minutes 35 seconds East, a distance of 200.12 feet to a 3/4 inch iron rod found for corner, said iron rod being the southeastern corner of said Lot 2, Block 2, and being the southwesterly corner of Sunit Enterprises, L.L.C., recorded in Volume 99202, Page 2139, Deed Records of Dallas County, Texas;

THENCE, along the southerly line of said Sunit tract, South 87 degrees 53 minutes 52 seconds East, a distance of 338.13 feet to a 1/2 inch iron rod set with a red plastic cap stamped WAI for corner, said iron being the southwesterly corner of said Sunit tract and being in the westerly line of a tract of land to the City of Dallas, recorded in Volume 2190, Page 0194, Deed Records of Dallas County, Texas;

THENCE, along the westerly line of said tract to the City of Dallas, South 03 degrees 35 minutes 36 seconds West, a distance of
301.27 feet to a 1/2 inch iron rod found for corner, said iron rod being a separate tract of land to the City of Dallas;

THENCE, along the northerly line of said separate tract to the City of Dallas, North 87 degrees 53 minutes 52 seconds West, a distance of 530.64 feet to a 1/2 inch iron rod set with a red plastic cap stamped WAI for corner in the easterly right of way of said Belt Line Road;

THENCE, along the easterly line of said Belt Line Road, North 02 degrees 08 minutes 49 seconds East, a distance of 302.70 feet to the POINT OF BEGINNING;

CONTAINING within these metes and bounds is 3.699 acres or 161,110 square feet of land, more or less. Bearings cited herein are based upon a plat of Lot 3, Block 2, Belt Line US 80 Addition, an addition to the City of Mesquite, recorded in Volume 98001, Page
61, Map Records of Dallas County, Texas.




                             EXHIBIT B


Lease dated September 16, 1997 between Tractor Supply Company, a Delaware corporation, as tenant and VR Partners I, L.P., successors in interest to Greenway Enterprises, Inc., a Texas corporation, as Landlord, as amended by document dated December 1, 1997.